[LOGO]
The Riverfront Development Corporation
c/o The Holt Group, Inc.
P.O. Box 8698
Philadelphia, PA 19101

Att.: John A. Evans

Telefax : 00-1-609-742-3291

                                             RLH         Oslo, November 05, 1999

RE: EXTENSION OF THE TERM OF THE LOAN FACILITY - ACL SHARES

We refer to our discussions regarding a one year extension of the present loan facility of NOK 80,000,000. We are pleased to give you the following offer:

Borrower         : The Riverfront Development Corporation.

Leader           : Finansbanken ASA

Loan Amount      : NOK 80,000,000 or the equivalent in USD at the current
                   NOK/USD exchange rate applicable at any time.

Facility Type    : Revolving Credit.

Tranches:        : A maximum of 5 tranches can be outstanding at any time.

Currencies:      : The tranches under the Revolving Credit can be in NOK
                   and/or USD.

Purpose          : General financing of the day to day activities of the
                   Borrower.

Advance Rate     : At each drawdown date, the total outstanding under the
                   Facility shall not exceed 45 % of the market value of the pledged shares.

Availability /
Drawdown         : The facility will be available for drawdown upon 2 days prior notice as soon as the offer has been accepted, and the necessary documentation has been signed and approved. Repaid amounts under the Facility can be drawn at a later date.

Repayment        : The Revolving Credit shall be repaid in full not later than
                   December 30, 2000.

Interest rate    : NIDR (NOK)/LIBOR (USD) + 2.25 % p.a. for 1, 3 or 6 months interest periods at your option or longer periods if available. Interest shall be payable every third month if an interest period of more than 3 months is selected.

FINANSBANKEN ASA                              Forstaksregisteret: NO 953 299 216
--------------------------------------------------------------------------------
          Hovedkanfor:                           Representaslonskontor:
         Stortingagt. 8                                Radbusgt. 4
      Postboks 817 Sentrum                        Postboks 143 Sentrum
            O104 OSLO                                  5804 Bergen
Tlf: 22 47 40 00, Fax: 22 47 41 00         Tlf: 55 20 23 00, Fax: 55 30 23 10


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                                                                          [LOGO]

THE RIVERFRONT DEVELOPMENT CORPORATION, 05.11.99

Commitment
commission       : 1.00 % p.a. of the undrawn amount of the Revolving Credit
                   Amount from acceptance of this offer, payable quarterly in arrears

Arrangement fee  : 0.25 % of the commitment, payable upon acceptance of this offer.

Security         : - A first priority pledge in 2,192,800 shares in Atlantic
                     Container Line AB owned by the Borrower.
                   - An unconditional and irrevocable guarantee for the full
                     amount of the loan plus accrued interest from The Holt Group, Inc. (replaces the present guarantees from Holt Hauling and Warehousing System, Inc and Holt Cargo System, Inc.)

Other conditions : 1. Cross default to any other obligations of the Borrower and the Guarantor.

                   2. The outstanding loan shall never exceed 50 % of the market value of the shares pledged. The market value to be defined as price listed on the Oslo Stock Exchange as long as there is a functioning market otherwise the market value shall be decided by Finansbanken.

                      If the outstanding loan exceeds 50 % of the market value of the shares, the loan shall be repaid or additional security (acceptable to the Lender) given within 3 days from such notice is given, so that the ratio of outstanding loan to market value of the securities does not exceed 45 %.

                   3. The Borrower shall have all its bank accounts with
                      Finansbanken ASA. This includes the securities account (VPS account) which holds the ACL shares.

                   4. No further debt or other commitments to be obtained by
                      the Borrower without the prior written consent from the Lender.

                   5. No dividends or other distributions to be paid to the
                      owners without the prior written consent of the Lender.

                   6. All corporate documents to be approved by the Lender
                      before drawdown.

                   7. The documentation to be governed by Norwegian Law and the venue to be Oslo City Court.

                   9. All expenses (incl. legal fees) to be paid by the
                      Borrower.


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                                                                          [LOGO]

THE RIVERFRONT DEVELOPMENT CORPORATION, 05.11.99


                   10. The Borrower will at all times be owned directly or
                      indirectly by Thomas Holt.

Documentation    : An addendum to the present loan documentation to be prepared by the lawfirm of Wikborg, Rein & Co.

We hope you will find our offer acceptable and look forward to possile acceptance no later than 1 month from today.


                                Yours sincerely,
                             p.p. Finansbanken ASA

                               /s/ Roald L. Hoern

                                 Roald L. Hoern
                                General Manager

The aove offer is accepted:

Date: 11/5/99
      ---------------------

Signature /s/ John A. Evans
          -----------------
          Corp. Secy.